Exhibit 99.1

Unlocking protein production with translational read - through for rare genetic diseases Cantor Global Healthcare, October 2, 2018

This press release contains forward - looking statements, which are generally statements that are not historical facts. Forward - looking statements can be identified by the words "expects," "anticipates," "believes," "intends," "estimates," "plans," "will," "outlook" and similar expressions. Forward - looking statements are based on management's current plans, estimates, assumptions and projections, and speak only as of the date they are made. We undertake no obligation to update any forward - looking statement in light of new information or future events, except as otherwise required by law. Forward - looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond our control. Actual results or outcomes may differ materially from those implied by the forward - looking statements as a result of the impact of a number of factors, including: the development of the Company’s read - through technology; the approval of the Company’s patent applications; the Company’s ability to successfully defend its intellectual property or obtain necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the Company’s ability to obtain applicable regulatory approvals for its current and future product candidates; the acceptance by the market of the Company’s products should they receive regulatory approval; the timing and success of the Company’s preliminary studies, preclinical research, clinical trials, and related regulatory filings; the ability of the Company to consummate additional financings as needed; as well as those discussed in more detail in our Annual Report on Form 10 - K and our other reports filed with the Securities and Exchange Commission. Forward - Looking Statements 2

Eloxx Pharmaceutical Highlights 3

Greg Williams, PhD COO Robert Ward CHAIRMAN AND CEO Neal Sharpe, PhD VP TRANSLATIONAL SCIENCE John van Duzer, PhD VP CMC Built a Highly Experienced Leadership Team 4 Greg Weaver CFO David Snow CBO Barbara Ryan INVESTOR RELATIONS Neil Belloff, Esq. GENERAL COUNSEL

The Potential for Read - Through of Rare Genetic Diseases Aminoglycosides first showed read - through activity in nonsense mediated diseases Aminoglycosides' tolerability profile historically limited suitability for read - through treatment of serious genetic diseases Advances in our understanding of translational read - through enables design of novel small molecules >1,800 Genetic diseases involve nonsense mutations • In every genetic disease a subset of patients have nonsense mutations that impair the production of essential proteins • Translational read through is directed at restoring the production of full length proteins by overcoming the premature stop codon and nonsense mediated decay Cystic Fibrosis Cystinosis MPS I Syndrome Rett Syndrome Duchenne Muscular Dystrophy 5

Targeting Read - Through Development Activities Eloxx read - through program is pursuing product candidates with the following characteristics: Activity independent of gene size or complexity of genetic disorder Molecular scaffold with defined ribosomal effect Active at all three premature stop codons Reduces rate of nonsense mediated decay Restores protein production to a clinically significant level Acceptable tolerability profile Suitable for chronic administration 6

Defined Ribosomal Binding Site


A-site tRNA
H44 decoding site
Aminoglycoside
binding site
mRNA

- Well defined molecular interaction with helix 44
- Role in stabilization of tRNA binding at Site A
- Optimizing scaffold by altering interaction with prokaryotic and mitochondrial ribosomes
- Defined tissue penetration and tolerability profile for read-through applications

Aminoglycoside activity observed on single pre-translocation ribosome complexes. Feldman, MB; Terry DS; Altman RB; Blanchard SC. Nature Chemical Biology volume6, pages54–62 (2010)

ELOX

7

 Novel compounds derived from aminoglycoside scaffold  Screened for read - through activity on known disease related nonsense mutations  Reduced mitochondrial inhibition (range 12 - 140X)  Reduced prokaryotic ribosomal inhibition Discovery of the Eloxx Novel Compound Library Increased Selectivity towards Cytoplasmic versus Mitochondrial Ribosome Confers Improved Efficiency of Synthetic Aminoglycosides in Fixing Damaged Genes: A Strategy for Treatment of Genetic Diseases Caused by Nonsense Mutation. Kandasamy , K; Atia - Gilkin D; et al. J Med Chem (2012) 55(23):10630 - 10643 8

 ELOXX Focus on High Unmet Medical Need – Nonsense mutations represent important patient segments in over 1,800 diseases – Many of these diseases have no approved therapeutics – In some diseases the nonsense patient population is appropriate size for traditional clinical development  Developing Novel Therapeutics through Established Pathways – Many Orphan Diseases have existing preclinical assays or animal models with correlations to clinical endpoints – Validated Phase 2 endpoints can guide phase transition and design of Pivotal trials  Orphan Designation confers important Regulatory Considerations – Potential for closer collaboration, accelerated development – Several economic or exclusivity incentives – In the US, Rare Pediatric Disease Priority Review Voucher Program  Ongoing Global Regulatory Interest in Accelerating Development for High Unmet Medical Need Substantial Advantages for Orphan Drug Development 9

Cystic Fibrosis Nonsense Mutation Patients Represent a Key Unmet Need Population Source: Eloxx Internal Research/CFTR2 database F508del Mutations Other Mutations Nonsense Related Mutations Global Cystic Fibrosis Patients by mutation/genotype G542X W1282X R1162X R553X Other Nonsense Mutations CFTR Nonsense mutation subtypes 10 - 13% No Currently Approved Drugs To Treat CFTR Nonsense Mutations 10

A CF swelling assay on cystic fibrosis patient organoids Organoids Pre - clinical Patient Stratification Potential Use To Define Clinical Trial Populations 11 Patient Organoid without drug treatment: No Swelling of Organoids Patient Organoid with drug treatment: Swelling of Organoids

Homozygous Nonsense Mutation (G542X)  As presented at the European Cystic Fibrosis Society 41 st Conference, Belgrade, Serbia, June 2018  100 µg/mL ELX - 02 As previously presented Cystic Fibrosis Organoid Responsive to ELX - 02, Enhanced by Combination 0 20 40 60 80 100 120 100 120 140 160 180 200 Timepoint (min) O r g a n o i d s S w e l l i n g ( N o r m a l i s e d A r e a ) G542X Homozygous Potentiator & Corrector ELX-02* ELX-02 + Potentiator & Corrector 12

Complex Heterozygous Nonsense Mutation (G542X:R1066C missense)  As presented at the European Cystic Fibrosis Society 41 st Conference, Belgrade, Serbia, June 2018  100 µg/mL ELX - 02 As previously presented Cystic Fibrosis Organoid Responsive to ELX - 02, Enhanced by Combination 0 20 40 60 80 100 120 100 120 140 160 180 200 G542X Complex Heterozygote (R1066C) Timepoint (min) O r g a n o i d s S w e l l i n g ( N o r m a l i s e d A r e a ) Potentiator & Corrector ELX-02* ELX-02 + Potentiator & Corrector 13

 As presented at the European Cystic Fibrosis Society 41 st Conference, Belgrade, Serbia, June 2018  100 µg/mL ELX - 02 As previously presented Cystic Fibrosis Organoid Responsive to ELX - 02 Complex Heterozygous Nonsense Mutation (R1162X nonsense:F508del) 0 20 40 60 80 100 120 100 120 140 160 Timepoint (min) O r g a n o i d s S w e l l i n g ( N o r m a l i s e d A r e a ) R1162X Compound Heterozygote (F508del) Potentiator & Corrector ELX-02* Potentiator 14

Complex Heterozygous Nonsense Mutation (G542X:F508del)  As presented at the European Cystic Fibrosis Society 41 st Conference, Belgrade, Serbia, June 2018  100 µg/mL ELX - 02 As previously presented Cystic Fibrosis Organoid Responsive to ELX - 02, Enhanced by Combination 0 20 40 60 80 100 120 100 120 140 160 180 200 Timepoint (min) O r g a n o i d s S w e l l i n g ( N o r m a l i s e d A r e a ) G542X complex heterozygote (F508del) Potentiator & Corrector ELX-02* ELX-02 + Potentiator & Corrector 15

Homozygous Deletion Mutation (F508del) Cystic Fibrosis Organoids Without Nonsense Mutations are Not Responsive to ELX - 02  As presented at the European Cystic Fibrosis Society 41 st Conference, Belgrade, Serbia, June 2018  100 µg/mL ELX - 02 As previously presented 0 20 40 60 80 100 120 90 100 110 120 130 140 150 160 170 180 190 200 F508del Homozygous Timepoint (min) O r g a n o i d s S w e l l i n g ( N o r m a l i s e d A r e a ) ELX-02* 16

CLINICALTRIALS.GOV Identifier: NCT03292302 A Phase 1a, Randomized, Double - blinded, Placebo - Controlled, Single Dose Escalation Study to Evaluate the Safety, Tolerability, and Pharmacokinetics of ELX - 02 in Healthy Adult Volunteers CLINICALTRIALS.GOV Identifier: NCT03309605 A Phase 1, Randomized, Double - Blinded, Placebo - Controlled, Third Party Open, Multiple Dose Escalation, Single Center Study to Evaluate the Safety, Tolerability and Pharmacokinetics of Subcutaneously Administered ELX - 02 in Independent Consecutive Cohorts of Healthy Subjects ELX - 02 Clinical Development – Phase 1 Studies TO DATE: • No SAE Observed • No renal or otoacoustic SAE • Generally well tolerated 17 COMPLETED ONGOING Completed 4 th Cohort Revising protocol for additional cohorts

√ Submitted Orphan Drug Application to EMA √ Clinical Trial Application (CTA) for Phase 2 Study received final approved by the FAMHP in Belgium  Expanding MAD Study √ 4 th Cohort Completed  Additional Cohorts to Evaluate Drug Concentrations  Engaging with investigators on a protocol for Phase 2 to insure rapid execution  Will evaluate changes in sweat chloride at ascending doses  Planned enrollment will focus on patients with G542X nonsense mutation on one (complex heterozygote) or both alleles (homozygote)  Expect top line data in 2019 Clinical Update for ELX - 02 Phase 2 in Cystic Fibrosis 18

19 October 18 - 20, 2018 · Denver, CO Eloxx Presentation “Measuring mRNA Levels in Cystic Fibrosis Organoids with Nonsense Mutations Following Treatment with ELX - 02” October 18

√ FDA granted ELX - 02 orphan drug status in cystinosis √ IND for ELX - 02 in cystinosis is open in the US  Engaging Investigators on Phase 2 protocol  Will evaluate changes in cysteine levels in white blood cells  Study will be posted on clintrials.gov  Expect top line data on cysteine levels in 2019 √ Data previously reported showed that ELX - 02 decreases the cysteine content in cellular and animal models* Clinical Update for ELX - 02 Phase 2 in Cystinosis 20 * Dr. Paul Goodyer at the 14 th Annual WORLD Symposium on Lysosomal Diseases in a presentation titled “ Translational read through of CTNS nonsense mutations and attenuation of CTNS nonsense - mediated mRNA decay by ELX - 02”

On Track for Advancing Pipeline in 2018 21 Eloxx holds global rights on these library compounds ELX - 02 Composition of Matter 2031 without extensions Library Composition of Matter from 2027 - 2038 or later Library Use Patents Expire 2036 or later Extensive Intellectual Property Portfolio Multiple Novel Compounds Are Advancing To IND Enabling Studies 21

Novel Compound Library has Demonstrated Activity across Multiple Orphan Diseases 22

Substantial Potential Ocular Orphan Opportunity 23 Population values from National Organization for Rare Disorders (NORD) Han et al, Korean J Pediatr 2016.; Wilkin et al, Am J Med Genet 2000; Freund et al, Mol Genet Genomic Med 2016; Aparisi et al, Orphan J Rare Dis 2014

Usher Syndrome • No drugs approved or in late - stage development for nonsense variants • Significant unmet medical need for nonsense forms • Over 4,000 patients in North America alone • Academic collaborations have demonstrated activity with Eloxx Novel Library Compounds • Read through • Protein expression • In vitro retinal compatibility 24

In Vitro Retinal Biocompatibility

- Studies in retinal culture have demonstrated distinct biocompatibility profile, ie, no change in retinal staining or structure[1]
- Multiple Library Compounds[2] have been evaluated to date
- Additional supportive preclinical studies ongoing



A
IS/OS
ONL
OPL
INL
IPL
GC
DAPI staining
untreated
NB30
NB54
B
anti-GFAP
C
anti-calbindin
D

[1]Goldmann et al. EMBO Mol Med 2012, 4(11):1186-1199

[2] ELX compounds, NB84, NB122, NB124 and NB127, but not gentamicin and G418, elicit comparable biocompatability in vitro effect [Möller et al. *2016* The Annual Meeting of the Association for Research in Vision and Ophthalmology (ARVO)]

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Demonstration of Usher Protein Production

Usher Patient Mutation

Healthy Control | Vehicle | Gentamycin | NB84 | NB122 | NB124 | NB127

Harmonin (USH1C)

Cell mask



harm a4_wt
harm a4_p.R155X +DMSO
harm a4_p.R155X +Gentamycin
harm a4_p.R155X +NB84
harm a4_p.R155X +NB122
harm a4_p.R155X +NB124
harm a4_p.R155X +NB127
anti-HA
anti-dsRed

Goldmann et al. EMBO Mol Med 2012, 4(11):1186-1199

- Collaborations with the Ben-Yosef and Nagel-Wolfrum labs demonstrate potential:
  - ✓ Favorable safety profile in the retina
  - ✓ Readthrough of relevant eye-disorder mutations
  - ✓ Production of missing protein

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Eloxx Pharmaceutical Highlights 27

Thank you. Cantor Global Healthcare, October 2, 2018